                                                                    EXHIBIT 23.5

                              ACCOUNTANTS' CONSENT

The Board of Directors
First Quadrant Corp.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                              /s/ KPMG PEAT MARWICK LLP

                                          --------------------------------------
                                                  KPMG Peat Marwick LLP

Los Angeles, California
August 28, 1997